STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2012
Disclosure Of Compensation Related Costs, Share-Based Payments [Abstract]
STOCK-BASED COMPENSATION

9.  STOCK-BASED COMPENSATION

We have one active share-based award plan, the 2008 Omnibus Incentive Plan which was approved by our shareholders in 2008, that provides our directors, officers and certain employees with stock options and nonvested stock. The plan is described below. We expect to issue common shares held by treasury stock upon the exercise of stock options or once nonvested shares vest. Total stock-based compensation expense in our Consolidated Statements of Income during the twelve months ended December 31, 2012, 2011 and 2010, was as follows:

	Twelve Months Ended December 31,
(in millions)	2012	2011	2010

Cost of services	$3.9	$3.6	$3.6
Selling, general and administrative expenses	24.1	20.8	18.2
Stock-based compensation expense, before income taxes	$28.0	$24.4	$21.8

The total income tax benefit recognized for stock-based compensation expense was $9.8 million, $8.7 million and $7.8 million for the twelve months ended December 31, 2012, 2011 and 2010, respectively.

Benefits of tax deductions in excess of recognized compensation cost are reported as a financing cash flow, rather than as an operating cash flow. This requirement reduced operating cash flows and increased financing cash flows by $1.7 million, $1.2 million and $3.5 million during the twelve months ended December 31, 2012, 2011 and 2010, respectively.

Stock Options.   The 2008 Omnibus Incentive Plan provides that qualified and nonqualified stock options may be granted to officers and other employees. In conjunction with our acquisition of TALX, we assumed options outstanding under the legacy TALX stock option plan, which was approved by TALX shareholders. In addition, stock options remain outstanding under three shareholder-approved plans and three non-shareholder-approved plans from which no new grants may be made. The 2008 Omnibus Incentive Plan requires that stock options be granted at exercise prices not less than market value on the date of grant. Generally, stock options are subject to graded vesting for periods of up to three years based on service, with 33% vesting for each year of completed service, and expire ten years from the grant date.

We use the binomial model to calculate the fair value of stock options granted on or after January 1, 2006. The binomial model incorporates assumptions regarding anticipated employee exercise behavior, expected stock price volatility, dividend yield and risk-free interest rate. Anticipated employee exercise behavior and expected post-vesting cancellations over the contractual term used in the binomial model were primarily based on historical exercise patterns. These historical exercise patterns indicated there was not significantly different exercise behavior between employee groups. For our expected stock price volatility assumption, we weighted historical volatility and implied volatility. We used daily observations for historical volatility, while our implied volatility assumption was based on actively traded options related to our common stock. The expected term is derived from the binomial model, based on assumptions incorporated into the binomial model as described above.

The fair value for stock options granted during the twelve months ended December 31, 2012, 2011 and 2010, was estimated at the date of grant, using the binomial model with the following weighted-average assumptions:

	Twelve Months Ended December 31,
	2012	2011	2010

Dividend yield	1.8%	1.8%	0.5%
Expected volatility	31.9%	32.7%	29.9%
Risk-free interest rate	0.6%	1.2%	1.6%
Expected term (in years)	4.9	4.8	4.6
Weighted-average fair value of stock options granted	$10.67	$7.85	$8.28

The following table summarizes changes in outstanding stock options during the twelve months ended December 31, 2012, as well as stock options that are vested and expected to vest and stock options exercisable at December 31, 2012:

			Weighted-Average
		Weighted-Average	Remaining	Aggregate
	Shares	Exercise Price	Contractual Term	Intrinsic Value
	(in thousands)		(in years)	(in millions)
Outstanding at December 31, 2011	6,715	$31.82
Granted (all at market price)	501	$47.04
Exercised	(2,352)	$29.37
Forfeited and cancelled	(116)	$31.85
Outstanding at December 31, 2012	4,748	$34.64	6.5	$92.5
Vested and expected to vest at December 31, 2012	4,563	$34.58	6.4	$89.2
Exercisable at December 31, 2012	3,061	$33.34	5.3	$63.6

The aggregate intrinsic value amounts in the table above represent the difference between the closing price of Equifax’s common stock on December 31, 2012 and the exercise price, multiplied by the number of in-the-money stock options as of the same date. This represents the value that would have been received by the stock option holders if they had all exercised their stock options on December 31, 2012. In future periods, this amount will change depending on fluctuations in Equifax’s stock price. The total intrinsic value of stock options exercised during the twelve months ended December 31, 2012, 2011 and 2010, was $38.3 million, $9.9 million and $14.7 million, respectively. At December 31, 2012, our total unrecognized compensation cost related to stock options was $5.5 million with a weighted-average recognition period of 1.5 years.

The following table summarizes changes in outstanding options and the related weighted-average exercise price per share for the twelve months ended December 31, 2011 and 2010:

	December 31,
	2011		2010
	Shares	Weighted- Average Price	Shares	Weighted- Average Price
	(Shares in thousands)		(Shares in thousands)
Outstanding at the beginning of the year	6,526	$30.63	6,845	$28.68
Granted (all at market price)	1,298	$32.94	1,216	$32.02
Exercised	(947)	$25.02	(1,358)	$21.58
Forfeited and cancelled	(162)	$32.99	(177)	$34.04
Outstanding at the end of the year	6,715	$31.82	6,526	$30.63

Exercisable at end of year	4,289	$31.71	4,248	$30.28

Nonvested Stock.   Our 2008 Omnibus Incentive Plan also provides for awards of nonvested shares of our common stock that can be granted to executive officers, employees and directors. Nonvested stock awards are generally subject to cliff vesting over a period between one to three years based on service.

The fair value of nonvested stock is based on the fair market value of our common stock on the date of grant. However, since our nonvested stock does not pay dividends during the vesting period, the fair value on the date of grant is reduced by the present value of the expected dividends over the requisite service period (discounted using the appropriate risk-free interest rate).

In 2012, pursuant to our 2008 Omnibus Incentive Plan, certain executive officers were granted nonvested shares in which the number of shares is dependent upon the Company’s three-year relative total shareholder return as compared to the three-year cumulative average quarterly shareholder return of the companies in the S&P 500, subject to adjustment. The number of shares which could potentially be issued ranges from zero to 200% of the target award. The grants outstanding subject to market performance as of December 31, 2012 would result in 181,803 shares outstanding at 100% of target and 363,606 at 200% of target at the end of the vesting period. Compensation expense is recognized on a straight-line basis over the measurement period and is based upon the fair market value of the shares estimated to be earned at the date of grant. The fair value of the performance-based shares is estimated on the date of grant using a Monte-Carlo simulation.

The following table summarizes changes in our nonvested stock during the twelve months ended December 31, 2012, 2011 and 2010 and the related weighted-average grant date fair value:

		Weighted-Average
		Grant Date
	Shares	Fair Value
	(in thousands)
Nonvested at December 31, 2009	1,110	$33.10
Granted	553	$33.27
Vested	(317)	$38.08
Forfeited	(36)	$33.20
Nonvested at December 31, 2010	1,310	$31.54
Granted	513	$34.07
Vested	(340)	$34.34
Forfeited	(52)	$30.70
Nonvested at December 31, 2011	1,431	$31.79
Granted	685	$44.59
Vested	(440)	$29.02
Forfeited	(60)	$33.31
Nonvested at December 31, 2012	1,616	$37.95

The total fair value of nonvested stock that vested during the twelve months ended December 31, 2012, 2011 and 2010, was $19.9 million, $12.1 million and $10.3 million, respectively, based on the weighted-average fair value on the vesting date, and $12.8 million, $11.7 million and $12.1 million, respectively, based on the weighted-average fair value on the date of grant. At December 31, 2012, our total unrecognized compensation cost related to nonvested stock was $24.7 million with a weighted-average recognition period of 1.9 years.